UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2004

EnPro Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	001-31225	01-0573945
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5605 Carnegie Boulevard, Suite 500, Charlotte, North Carolina		28209
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-731-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On November 30, 2004, EnPro Industries, Inc. issued a press release announcing that its subsidiaries have resolved a dispute with certain insurance carriers and that the insurance carriers have agreed to make a payment to an EnPro subsidiary and to an independent trust in full settlement of certain of the subsidiaries’ asbestos insurance policies. A copy of such press release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Item 9.01 Exhibits

Exhibit 99.1 – Press Release dated November 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnPro Industries, Inc.

December 1, 2004	By:	/s/ Richard L. Magee

Name: Richard L. Magee
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release